UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 26, 2004

                              PRIVATEBANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          ----------------------------

      DELAWARE                      000-25887                    36-3681151
  (State or other            (Commission file number)         (I.R.S. employer
   jurisdiction of                                           identification no.)
   incorporation)

  TEN NORTH DEARBORN                                                60602
  CHICAGO, ILLINOIS                                               (Zip Code)
(Address of principal
  executive offices)

       Registrant's telephone number, including area code: (312) 683-7100

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE.
         ------------------------

         On July 26 2004, PrivateBancorp, Inc. (the "Company") announced that Patrick F. Daly was named to the Company's Board of Directors. Attached as
Exhibit 99.1 is a copy of the press release relating to the Company's announcement, which is incorporated herein by reference.

         Note: the information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PRIVATEBANCORP, INC.


Date:  July 26, 2004                        By:  /s/ Ralph B. Mandell
                                                 -------------------------
                                                 Ralph B. Mandell
                                                 Chairman of the Board and Chief
                                                   Executive Officer

                               INDEX TO EXHIBITS
                               -----------------

Exhibit
-------

99.1      Press Release dated July 26, 2004